UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2011 (May 27, 2011)

Cardinal Bankshares Corporation

(Exact name of registrant as specified in its charter)

Virginia	0-28780	54-1804471
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Jacksonville Circle, PO Box 215 Floyd, Virginia	24091
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (540) 745-4191

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 — Departure of Director and Officer

On May 27, 2011, Henry A. Logue’s resignation as the Executive Vice President of Cardinal Bankshares Corporation (“Cardinal”), as the President and Chief Executive Officer of the Bank of Floyd (“Bank”), Cardinal’s wholly owned subsidiary, and as a director of both Cardinal and the Bank became fully effective.

The Board of Directors of the Bank has asked Mr. Leon Moore, the current President and Chief Executive Officer of Cardinal, to assume Mr. Logue’s duties as President and Chief Executive Officer of the Bank.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARDINAL BANKSHARES CORPORATION

Dated: May 31, 2011	By:	/s/ Leon Moore
Leon Moore
Chairman, Chief Executive Officer and President

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